UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2007

LAWSON SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 26, 2007, Lawson Software, Inc. held a conference call concerning fiscal 2007 fourth quarter and year end results and first quarter and year ended fiscal 2008 guidance.  A copy of the transcript from the Company’s prepared remarks at that conference call is attached as Exhibit 99.1.  The Company assumes no obligation to update those prepared remarks.

On July 26, 2007, Lawson Software, Inc. issued a press release relating to fiscal 2007 fourth quarter and year end results. A copy of the press release is attached hereto as Exhibit 99.2.

The information in Item 8.01 of this Form 8-K, including the Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 8.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1                           Transcript of Prepared Remarks of Lawson Software delivered on July 26, 2007 concerning Fiscal 2007 Fourth Quarter and Year End results and First Quarter and Year Ended Fiscal 2008 guidance.

99.2                           Press release of Lawson Software, Inc. issued July 26, 2007

The information in Item 8.01 of this Form 8-K, including the Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 8.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: July 27, 2007	By:	/s/ STEFAN B. SCHULZ

Stefan B. Schulz
Senior Vice President and Global Controller

(Principal Accounting Officer)